Subsequent Events	12 Months Ended
Dec. 31, 2016
Notes to Consolidated Financial Statements [Abstract]
Subsequent Events [Text Block]

23. Subsequent Events

On January 31, 2017, the Company announced an agreement with the United States Departments of Veterans Affairs and Justice resolving litigation commenced in 2014 regarding reimbursement for services provided to veterans by the Company’s clinics during the period January 2009 through February 15, 2011. The agreement is expected to increase the Company’s recognition of revenue in 2017 by approximately $100,000 (approximately €100,000). The estimated positive impact on the Company’s net income (net income attributable to shareholders of Fresenius Medical Care & Co. KGaA) is expected to be approximately $45,000 to $50,000 (approximately €45,000 to €50,000). The payment is expected to be received in due course.